SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 24, 2020
Date of Report (Date of earliest event reported)
__________________________________
UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office) (Zip Code)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNTY	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On July 23, 2020, the Registrant appointed Laureen Cook as Senior Vice President and Chief Accounting Officer. Ms. Cook previously served as the Registrant’s (i) Interim Principal Accounting and Financial Officer and (ii) Controller and Senior Vice President.

The table below sets forth certain information about Ms. Cook:

Name and Position	Age	Principal Occupation for the Past Five Years	Officer Since	Term Expires

Laureen Cook Senior Vice President & Principal Accounting Officer	52	The Registrants (i) Interim Principal Accounting and Financial Officer (January 2020 - May 2020), and (ii) Controller and Senior Vice President.	2004	N/A(1)

(1) Officers serve at the pleasure of the Board of Directors

There are no arrangements or understandings between Ms. Cook and any other persons pursuant to which Ms. Cook was selected as Senior Vice President and Chief Accounting Officer. Ms. Cook has no family relationship with any other director or executive officer of the Registrant, nor with any person nominated or chosen to serve as a director or executive officer of the Registrant. Ms. Cook is not a director of any company with a class of securities registered pursuant to section 12, of the Securities Exchange Act of 1934, as amended (the “Act”), subject to the requirements of section 15(d) of the Act, or of any company under the Investment Company Act of 1940.

There are no “related party transactions” between Ms. Cook and the Company or the Bank that require disclosure.

There are no material plans, contracts or other arrangements (or amendments thereto) to which Ms. Cook is a party, or in which she participates, that was entered into or amended, in connection with Ms. Cook being appointed as Senior Vice President and Chief Accounting Officer of the Registrant, other than the Change in Control Agreement described below.

In connection with Ms. Cook being appointed Senior Vice President and Chief Accounting Officer, Ms. Cook and the Registrant entered into a Change in Control Agreement. The agreement provides for a severance payment equal to nine month’s worth of Ms. Cook’s current base salary plus her cash bonus for the past fiscal year upon a change in control (as defined in the agreement), followed by the termination of Ms. Cook’s employment for any reason within the six (6) months following the change in control. Ms. Cook will also be entitled to receive continued insurance benefits for nine (9) months after her termination.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 - Change in Control Agreement with Laureen Cook dated July 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

By: /s/ Anthony Cossetti
Name:    Anthony Cossetti
Title:    EVP and Chief Financial Officer

Date:    July 24, 2020